Exhibit 99.19

                  AGREEMENT OF GUARANTY


THIS AGREEMENT OF GUARANTY (this "Guaranty") is made this 29th day of September, 1999 by UNITED SHIELDS CORPORATION, a Delaware corporation, with a business and post office address for the purposes hereof at 655 Eden Park Drive, Suite 260, Cincinnati, Ohio 45202 (the "Guarantor"), for the benefit of BERKSHIRE BANK, a bank organized and existing under the laws of the Commonwealth of Massachusetts with its principal place of business at 24 North Street, Pittsfield, Massachusetts 01201 (the "Lender").

                    W I T N E S S E T H:

WHEREAS, in a transaction of even date herewith and pursuant to a commitment letter dated July 8, 1999 (the "Commitment"), the Lender is making two (2) loans (the "Loans") to PITTSFIELD MOLD & TOOL, INC., a Massachusetts corporation, with a mailing address at 10 Betnr Industrial Drive, Pittsfield, Massachusetts 01201 (the "Borrower"), in the principal amounts of TWO MILLION FIVE HUNDRED THOUSAND AND NO/100 DOLLARS ($2,500,000.00) and ONE MILLION NINE HUNDRED THOUSAND AND NO/100 DOLLARS ($1,900,000.00), respectively; and

WHEREAS, the Loans are evidenced by two (2) promissory notes between the Borrower and the Lender; a loan and security agreement between the Borrower and the Lender; two(2) mortgage and a security agreements between the Borrower and the Lender; an assignment of rents and leases from the Borrower to the Lender; and other documentation evidencing, securing and/or relating to the Loans (collectively, the "Loan Documents"), and one or more of the Loan Documents encumber the Borrower's right, title and interest in and to certain real and/or personal property more particularly described therein; and

WHEREAS, pursuant to the Commitment, the Loan Documents are to be accompanied by a separate agreement whereby the Guarantor agrees to unconditionally guarantee the payment and performance of the obligations represented by the Loan Documents; and

WHEREAS, the Guarantor desires to enter into this Guaranty in order to set forth Guarantor's understanding and agreement with respect to Guarantor's obligations vis-a-vis the Loan Documents.

NOW, THEREFORE, in consideration of the foregoing recitals and in order to induce the Lender to make the Loans to the Borrower, the Guarantor hereby covenants and agrees as follows:

1. Until: (a) such time as Lender has been paid in full the principal indebtedness, interest and other charges due to Lender under the Loan Documents on account of the Loans; and (b) such time as the Guarantor has satisfied all of the Obligations, as hereinafter defined, the Guarantor hereby irrevocably, unconditionally and absolutely guarantees to Lender, its successors and assigns: (i) to pay to Lender, upon demand, a sum sufficient to discharge in full the obligation(s) represented by the Loan Documents and all other obligations of the Borrower to the Lender when due, whether direct or indirect, absolute or contingent, now existing or hereafter arising, which are incurred prior to the receipt by the Lender of written notice of revocation, death or incapacity of the Guarantor (the "Cancellation Notice"), which Cancellation Notice shall not affect the rights acquired by the Lender prior to its receipt of the Cancellation Notice; and (ii) to pay to Lender upon demand, all reasonable fees and expenses, incurred as a result of enforcing any of the rights of Lender against the Guarantor under this Guaranty whether or not any legal proceedings are commenced. All of the obligations to which this Guaranty applies are sometimes herein referred to as the "Obligations." If the Lender grants loans or extensions or takes other action, after the death or incapacity of the Guarantor, or the revocation of this Guaranty by the Guarantor, but prior to the receipt by Lender of a Cancellation Notice, the Lender's rights shall be the same as they would have been had the said death, incapacity or revocation not occurred, and the Guarantor agrees to indemnify the Lender and save it harmless from or against all losses, costs, liability, and expenses which the Lender may incur or suffer by reason of any action so taken by it.

2. Notwithstanding the exercise by Lender of any of its rights or remedies under the other Loan Documents (including, without limitation, foreclosure and/or taking possession of the property mortgaged, assigned or pledged as security for the Loans), the liability of the Guarantor under this Guaranty shall continue in full force and effect until the payment, performance and satisfaction of all of the Obligations.

3. This Guaranty is a guaranty of payment and performance and not of collection; liability under this Guaranty shall be direct and primary; and in the enforcement of its rights, Lender shall be entitled to look to the Guarantor for the payment and performance of the Obligations without first commencing any action or proceeding against the Borrower. Lender's election to pursue enforcement of its rights against the Borrower or the security given by the Borrower for the Loans under the Loan Documents shall not be construed as a waiver of Lender's rights under this Guaranty or impair Lender's right to enforce this Guaranty, it being acknowledged that any such action by Lender shall never operate as a release of the liability of the Guarantor under this Guaranty.

4. The validity of this Guaranty and the Obligations of the Guarantor hereunder shall not be terminated, affected or impaired by reason of (i) the granting by Lender of any indulgence to the Borrower; (ii) any extension, modification, amendment or other alteration of any of the Loan Documents, this Guaranty, or any of the Obligations; or (iii) the relief, modification, impairment, change or limitation of the liability of the Borrower from any of the Borrower's obligations under the Loan Documents by operation of law or otherwise (including, without limitation, in connection with proceedings under any bankruptcy laws now or hereafter enacted), the Guarantor hereby waiving all suretyship defenses and defenses in the nature thereof.

5. Until such time as Lender has been paid in full the principal indebtedness, interest and other charges due to Lender under the Loan Documents on account of the Loans, the Guarantor shall have no right of subrogation to Lender against the Borrower and the Guarantor hereby waives any right to enforce any remedy which Lender may have against the Borrower and any right to participate in the Loans or any security for the Loans and further waives any right or claim of right to cause a marshalling of the Borrower's assets.

6. The Guarantor waives (i) notice of acceptance of this Guaranty and of any action by Lender in reliance thereon, (ii) presentment, demand of payment, notice of dishonor or nonpayment, protest and notice of protest with respect to any of the Obligations, and the giving of any notice of default or other notice to, or making any demand on anyone (including, without limitation, the Borrower and the Guarantor) liable in any manner for the payment of the Obligations, and (iii) notice of any election by Lender to sell any of the property mortgaged, assigned or pledged as security for any of the Obligations at a public or private sale, but nothing herein contained shall be deemed to be a waiver of any notice required to be given to the Borrower pursuant to the Loan Documents.

7. The liability of the Guarantor under this Guaranty shall be irrevocable, unconditional, and absolute, continuing in full force and effect according to its terms until all of the Obligations hereby guaranteed to Lender under the Loan Documents have been fully satisfied. The dissolution, liquidation or death (if applicable) of the Guarantor, shall not operate to revoke or impair this Guaranty, except as otherwise set forth herein. The Guarantor shall from time to time deliver satisfactory acknowledgments of the Guarantor's continued liability upon request by the Lender.

8. The Guarantor expressly agrees not, at any time, to insist upon or plead, or in any manner whatsoever claim or take the benefit or advantage of, any appraisement, valuation, stay, extension or redemption laws, now or at any time hereafter in force, which may delay, prevent, impair or otherwise affect payment and performance by the Guarantor of the Obligations and expressly waives all benefits or advantages of such laws and further covenant not to hinder, delay or impede the execution of any power granted to Lender hereunder, but will suffer and permit the execution of every such power as though no such laws were in force.

9. Guarantor grants to the Lender a continuing lien for the amount of the Obligations upon any and all monies, securities and other property of the Guarantor and the proceeds thereof, now or hereafter held or received by or in transit to the Lender from or for the Guarantor whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of the Guarantor with, and any and all claims of the Guarantor against the Lender at any time existing. Upon the occurrence of an Event of Default as defined in the Note or any other Loan Documents, the Lender is authorized at any time and from time to time, without notice to the Guarantor, regardless of the adequacy of any other collateral, and without requiring the Lender to proceed against any other security interest, to set off, appropriate and apply any and all items hereinabove referred to against the Obligations. Lender shall be deemed to have exercised such right of set off immediately at the time Lender elects to make such set off, even though any charge therefor is made or entered on Lender's records subsequent thereto.

10. If any provision hereof is found by a court of competent jurisdiction to be prohibited or unenforceable, it shall be ineffective only to the extent of such prohibition or unenforceability and such prohibition or unenforceability shall not invalidate the balance of such provision to the extent it is not prohibited or unenforceable, nor invalidate the other provisions hereof, all of which shall be construed liberally in favor of the Lender in order to effect the provisions hereof.

11. Whenever notice may be given to the Guarantor under this Guaranty, such notice shall be: (i) personally delivered or (ii) given by registered or certified mail, postage prepaid, return receipt requested, or (iii) forwarded by overnight courier service, at the address set forth herein, or such other address as the Guarantor may designate in writing to the Lender. All notices given hereunder shall be in writing and shall be deemed given, in the case of notice by personal delivery, upon actual delivery, and in the case of mail or courier service, upon deposit with the U.S. Postal Service or delivery to the courier service.

12. The Obligations of the Guarantor shall be binding upon and enforceable against the heirs, legal representatives, successors and assigns of the Guarantor, and shall inure to the benefit of and may be enforced by the Lender and/or its legal representatives, successors and assigns.

13. This Guaranty and the rights and obligations of the Guarantor and the Lender shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and shall have the effect of a sealed instrument. THE LENDER AND THE GUARANTOR HEREBY WAIVE TRIAL BY JURY IN ANY LITIGATION IN ANY COURT WITH RESPECT TO, IN CONJUNCTION WITH, OR ARISING OUT OF THIS GUARANTY, ANY OTHER LOAN DOCUMENTS OR THE LOANS, OR THE VALIDITY, PROTECTION, INTERPRETATION, COLLECTION OR ENFORCEMENT THEREOF, OR ANY OTHER CLAIM OR DISPUTE HOWSOEVER ARISING BETWEEN THE GUARANTOR AND LENDER.


IN WITNESS WHEREOF, Guarantor has caused this instrument to be executed by William A. Frey, III, its duly authorized Chairman and CEO, and its corporate seal to be hereunto affixed as of the date first above written.


                            UNITED SHIELDS CORPORATION


                            By: /s/ William A. Frey
                              William A. Frey, III,
                              Chairman and CEO



             COMMONWEALTH OF MASSACHUSETTS

BERKSHIRE, ss.               September 29, 1999

Then personally appeared the above-named William A. Frey, III,
Chairman and CEO, who acknowledged the foregoing instrument to be the free act and deed of United Shields Corporation, before me,


                       /s/ Gerald A. Denmark
                         Gerald A. Denmark, Notary Public
                        My Commission Expires:  7/27/01